THE LAZARD FUNDS, INC.

Lazard Real Assets Portfolio

Supplement to Current Summary Prospectus and Prospectus

Effective immediately, the following replaces the “Management—Portfolio Managers/Analysts” section in the Summary Prospectus and the “Lazard Funds Summary Section—Lazard Real Assets Portfolio—Management—Portfolio Managers/Analysts” section in the Prospectus:

Dan McGoey, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since April 2022.

David Alcaly, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since January 2024.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since December 2016.

Kim Tilley, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2020.

Effective immediately, the following supersedes and replaces any contrary information in the section entitled “Lazard Funds Fund Management—Portfolio Management” in the Prospectus:

Real Assets Portfolio—Dan McGoey (since April 2022), David Alcaly (since January 2024), Stephen Marra (since December 2016) and Kim Tilley (since May 2020)

Dated: January 28, 2025